June 8, 2010

VIA EDGAR TRANSMISSION

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Filing of Preliminary Proxy Statement
On Schedule 14A of the
Securities Exchange Act of 1934

Ladies and Gentlemen:

On behalf of Apollo Investment Corporation, a closed-end non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company act of 1940 (the “Company”), transmitted herewith for filing, pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, is the Company’s preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) in connection with the Annual Meeting of the Company’s shareholders, at which the Company’s shareholders will be asked to vote on the election of directors, the ratification of the Company’s independent accounting firm, PricewaterhouseCoopers and to approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors and to sell shares of its common stock during the upcoming year at prices below the Company’s then current net asset value per share subject to certain limitations, in one or more offerings. We currently anticipate to release the Definitive Proxy to stockholders on or about June 21, 2010.

We have left certain information as of the record date blank as our record date has not yet passed.

You may contact the undersigned, on 212-822-0456 or jglatt@apollocapital.com if you have any questions or comments regarding the Proxy Statement.

Very truly yours,

/s/ Joseph D. Glatt
Joseph D. Glatt
Corporate Secretary